May 19, 2016

BRUCE FUND, INC.

Supplement to Prospectus and Statement of Additional Information

Each dated October 28, 2015

The Prospectus and Statement of Additional Information (the “SAI”), each dated October 28, 2015, for the Bruce Fund (the “Fund”) is hereby amended to reflect the following new information.

New Address for the Fund

Beginning May 23, 2016, inquiries concerning the Fund or shareholder accounts, and orders to purchase or redeem shares of the Fund should be addressed to:

Regular Mail	Express/Overnight Mail
Bruce Fund, Inc.	Bruce Fund, Inc.
c/o Ultimus Asset Services, LLC	c/o Ultimus Asset Services, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

For further information concerning purchases or redemptions of Fund shares, see “SUMMARY SECTION – PURCHASE AND SALE OF FUND SHARES”, “SHAREHOLDER INFORMATION – PURCHASE OF FUND SHARES” and “SHAREHOLDER INFORMATION – REDEMPTION OF FUND SHARES” in the Prospectus.

Further Information

For further information, please contact the Fund toll-free at (800) 872-7823. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Asset Services, LLC at Post Office Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Fund toll-free at the number above.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (800) 872-7823.